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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-96728 and 333-53505.


                                              ARTHUR ANDERSEN LLP

Dallas, Texas,
May 29, 1998